                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):                  July 28, 2004
                                                 -------------------------------

                               Health Grades, Inc.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

           Delaware                      0-22019                62-1623449
-------------------------------  ------------------------   -------------------
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                      Identification No.)

      44 Union Boulevard, Suite 600
           Lakewood, Colorado                                     80228
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:      (303) 716-0041
                                                   -----------------------------



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is being furnished in connection with the disclosure in
Item 12 of this Form 8-K.


         Exhibit No.       Description
         99.1              Press Release Dated July 28, 2004

Item 12. Results of Operations and Financial Condition

On July 28, 2004, we issued a press release announcing second quarter 2004 earnings. This information is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          HEALTH GRADES, INC.
                                             (Registrant)

                                          By: /s/ Allen Dodge
                                             ---------------------------
                                             Allen Dodge
                                             Senior Vice President - Finance/
                                             Chief Financial Officer


Dated: July 28, 2004











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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
    99.1          Press Release Dated July 28, 2004







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